FedNat Holding Company (NASDAQ: FNHC) Investor Presentation Acquisition of Maison Insurance Company and Related Entities February 25, 2019

LEGAL DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ( “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws and the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements and are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “forecast,” “guidance,” “indicate,” “intend,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “will,” “would,” “will be,” “will continue” or the negative thereof or other variations thereon or comparable terminology. FedNat Holding Company (the “Company,” “FNHC” “we,” “us,” or “our”) has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Management cautions that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. In particular (but not by way of limitation), the following important factors, risk and uncertainties may affect our future results and may cause actual results to differ materially from those expressed in the forward-looking statements: risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of our reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify us; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission (“SEC”). In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

LEGAL DISCLAIMERS 2018 Flash Range Information; Preliminary Estimates This presentation contains preliminary estimates of financial results of the Company for the quarter and year ended December 31, 2018. We have provided ranges for this data primarily because our closing procedures for the quarter and year ended December 31, 2018 are not yet complete. These estimates are preliminary in nature, unaudited, based on currently available information and management estimates, and subject to further internal review by our management and the completion of our annual financial closing processes. Accordingly, actual results may be different from this preliminary information and any such changes may be material. Our estimates included in this presentation have been prepared by and are the responsibility of our management. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying financial information. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The presentation does not contain a comprehensive statement of our actual financial results or position as of or for the quarterly and year end periods ended December 31, 2018. Our actual results for these periods will not be available until after the contemplated private placement of senior notes is completed, and may differ materially from our preliminary estimates. Accordingly, you should not place undue reliance upon our preliminary estimates. For example, during the course of closing our financial statements for the three months and fiscal year ended December 31, 2018 or while preparing our historical consolidated financial statements for these period, additional items that would require material adjustments to be made to the financial information presented above may be identified, including items that would require us to make adjustments that may be material to the results described in this presentation. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. See “Cautionary Note Regarding Forward-Looking Statements” above. Acquisition and Integration Risks The contemplated private placement of senior notes is not conditioned on the consummation of the acquisition (the “Acquisition”) of the three operating subsidiaries (“Targets”) of 1347 Property Insurance Holdings, Inc. (“1347 PIH”). Although certain information included in this presentation generally assumes consummation of the Acquisition and we expect that the Acquisition will result in benefits to the Company, we may be unable to consummate the Acquisition on a timely basis or at all, and if the Acquisition is consummated, we may not realize the anticipated benefits because of integration difficulties and other challenges. The Acquisition involves the combination of independent companies. The success of the Acquisition will depend, in large part, on the ability of the combined company to realize the anticipated benefits from combining the businesses of FNHC and the Targets. To realize these anticipated benefits, the businesses of FNHC and the Targets must be successfully integrated. This integration will be complex and time consuming. The failure to integrate successfully and to manage successfully the challenges presented by the integration process may result in the combined company not fully achieving the anticipated benefits of the Acquisition. The integration of the Targets into our business may also result in unforeseen expenses, and the anticipated benefits of the integration plan may not be realized. These integration matters could have an adverse effect on each of FNHC, 1347 PIH and the Targets during this transition period and on the combined company for an undetermined period after completion of the Acquisition. 3

LEGAL DISCLAIMERS Pro Forma Measures This presentation includes pro forma financial information that gives effect to the consummation of the Acquisition and the private placement of senior notes (collectively, the “Transactions”). Pro forma financial information included herein are presented for illustrative purposes only, and are based upon available information that are preliminary in nature, as well as certain assumptions and estimates that we believe are reasonable. This pro forma financial information may not necessarily reflect what our results of operations and financial position would have been had the Transactions occurred during the periods presented herein or what our results of operations and financial position will be in the future. The pro forma financial information presented herein have not been prepared and presented in accordance with the requirements of Regulation S-X, in particular under Article 11 in relation to Rule 3-05 thereof. Readers are cautioned not to place undue reliance on these pro forma financial information. 4

ACQUISITION SUMMARY

Transaction	• FNHC will acquire the three operating subsidiaries of 1347 Property Insurance Holdings, Inc. ("1347 PIH"): – Maison Insurance Company ("Maison") – Maison Managers, Inc. – ClaimCor, LLC
Consideration Value	• $51 million paid to 1347 PIH plus an estimated $15 million STAT capital infusion into Maison to replace existing surplus notes Maison will pay off at close – $25.5 million in cash – $25.5 million in FNHC common stock (represents less than 10% of pro forma shares outstanding) • Minimum GAAP Equity of $42 million and minimum STAT Surplus of $29 million delivered at close • ~1.2x consolidated tangible GAAP book value at close • Represents potential internal rate of return in excess of 20% • Limited tangible book value dilution earned back in less than two years
Approvals and Timing	• Anticipated close Q2 2019 • 1347 PIH is entitled to a 30-day go-shop period subject to a $2.165 million termination fee • Subject to certain closing conditions including receipt of regulatory approvals
Other Items	• FNHC will retain nearly all employees, including Doug Raucy (Maison President & CEO) and Dean Stroud (Maison VP & Chief Underwriting Officer) who are entering into new employment agreements with FedNat • Five year ROFR agreement for 1347 PIH to participate in FedNat's reinsurance program for up to 7.5% of any layer • Investment advisory agreement with 1347 PIH post closing

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DEBT PRIVATE PLACEMENT SUMMARY Sources of Cash FNHC to issue $100 million of ten year senior unsecured notes in an Summary institutional private placement led by an existing lender. Please see sources Senior Notes Offering $100.0M(1) and uses to the right. Total Sources of Cash $100.0M Aggregate Principal $100 million(1) Security Type Senior Unsecured Notes due 2029 Coupon Rate 7.50% Uses of Cash Rating Egan-Jones: BBB+ Cash Consideration for Acquisition $25.5M • Notes may be redeemed in whole or in part anytime prior to the fifth STAT Capital Infusion into Maison $15.0M anniversary of issue (2024) at the applicable Treasury Rate plus 50bps Call Schedule • On/after the fifth anniversary of issue (2024): 103.750% Prepay Outstanding Senior Notes* $48.0M • On /after the sixth anniversary of issue (2025): 101.875% • On/after the seventh anniversary of issue and thereafter (2026): 100% Transaction Expenses $3.4M The interest rate payable on the Notes will be subject to adjustment from General Corporate Purposes $8.1M Coupon Rate time to time if, at any time, the Applicable Rating Agency downgrades or Adjustment upgrades the credit rating assigned to the notes. The adjustments start if Total Uses of Cash $100.0M the rating falls below BBB- • Debt / Total Capital must remain under 35% *Total redemption amount - includes both principal and call premium • FNHC must only purchase reinsurance from reinsurers rated A- or better by A.M. Best or Standard and Poor’s, unless such reinsurance limits have Covenants been fully collateralized by the applicable reinsurer • If the acquisition is terminated the Company will be required to redeem $50 million of the notes at 101.00% • Change of Control put at 101.00% (1) As of the date of this release, the Company has received signed note purchase agreements for an aggregate of $97 million of notes 6

TRANSACTION RATIONALE AND BENEFITS Shareholder Financial Value Creation • Immediately accretive to earnings per share • Minimal book value per share dilution of less than 2% • Tangible book value dilution anticipated to be earned back in less than two years • Increases float of publicly traded shares Diversification and Growth Opportunities • Increases geographic diversification of book of business in Texas and Louisiana • New distribution with direct access to non-Florida retail agents, which complements existing wholesale channel • Additional carrier to monetize existing distribution channels within the Florida market Reinsurance and Expense Synergies • Realization of reinsurance cost savings estimated to be $5 million annually pre-tax • Generates additional scale with operating synergies and expense savings estimated to be 25% of Maison pre-tax G&A expenses annually ($0.8 million in 2019 and $3.3 million in 2020) before transaction integration costs Limited Execution Risk • Acquired new premium represents less than 20% of existing gross written premium volume • Conservative estimate of reinsurance synergies following detailed analysis • No new geographies / states • No new product lines • Minimal employee and system integration risk Debt Offering Benefits • Immediate reduction to weighted-average interest rate of approximately 170bps • Eliminates floating rate risk on $25 million of existing debt • Substantial improvement in debt covenants • Longer time horizon (10 years) provides greater stability 7

PRO FORMA FINANCIAL SUMMARY[(1)]

($ in 000s)	As of or for the twelve months ending September 30, 2018	
	FedNat Standalone	FedNat Pro Forma for Acquisition[(2)] and $100M Debt Offering[(3)]
Balance Sheet		
Cash & Investments	$518,395	$639,946
Total Deferred Acquisition Costs & Intangibles	47,395	65,789
Total Assets	890,611	1,057,152
Outstanding Debt	45,000	100,000
Shareholders' Equity	222,936	243,070
Debt / Total Capital	16.8%	29.1%
STAT Surplus[(4)]	162,101	206,101
NPW / STAT Surplus	2.4x	2.2x
Income Statement		
Gross Premiums Written	574,043	668,489
Net Premiums Written	390,826	455,574
Total Revenue	401,403	458,369
Interest Expense	3,240	7,700
Net Income	30,529	36,458
Debt Service Coverage[(5)]	14.0x	7.6x

(1) Refer to the Legal Disclaimers found in the beginning of this presentation and in particular, to "Legal Disclaimers—Pro Forma Measures" for important information.
(2) Pro forma for the acquisition including, but not limited to, adjustments to reflect GAAP purchase accounting and a full year's realization of estimated cost savings including annual pre-tax reinsurance savings of $5.0 million and overhead expense savings of $3.3 million.
(3) Pro forma for a full year's interest expense on $100 million of outstanding debt, including the amortization of placement fees and expenses.
(4) Includes Maison Insurance Company's STAT surplus, estimated at $44 million post closing including capital infusion.
(5) Earnings before interest and tax / interest expense.

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OVERVIEW OF 1347 PROPERTY INSURANCE HOLDINGS

1347 Property Insurance Holdings, Inc

- Maison Insurance Company is "A" rated by Demotech and provides multi-peril and wind/hail only coverage to personal residential dwellings and manufactured/mobile homes in Louisiana, Texas, and Florida
- Maison distributes through its affiliate MGA, Maison Managers, which contracts with a network of independent agencies for policy sales and services
- Maison expanded its ability to service and adjust claims through the acquisition of ClaimCor, a claims and underwriting technical solutions company, in January 2015
- Maison is presently owned by 1347 Property Insurance Holdings, Inc. (NASDAQ: PIH), which will remain an independent publicly traded holding company post acquisition

Financial Highlights [1]

	Years Ended December 31, 2015	2016	2017	YTD 2018 Q3
Total Assets	$53,368	$68,659	$113,288	$133,931
Total Liabilities	33,320	47,886	75,689	96,275
Total GAAP Equity	20,048	20,773	37,599	37,655
Gross Premiums Written	$43,851	$51,327	$72,679	$70,584
Net Premiums Written	30,429	30,786	50,096	47,043
Net Income	3,078	728	930	1,066
Loss and LAE Ratio (%)	38.3%	53.8%	45.2%	50.8%
Expense Ratio (%)	46.0%	46.9%	54.8%	50.8%
Combined Ratio (%)	84.3%	100.7%	99.9%	101.6%
Ex Cat Net Income [2]	4,538	6,651	3,013	6,390
Ex Cat Combined Ratio (%) [2]	75.4%	68.5%	85.7%	84.1%

Organizational Overview



Entities to be acquired by FedNat
1347 Property Insurance Holdings, Inc.
NASDAQ: PIH
100%
100%
100%
100%
Maison Managers, Inc.
Maison Insurance Company
ClaimCor, LLC
PIH Re, Ltd.
(Bermuda-Based Captive Reinsurer)

Maison Insurance Company 2017 GPW by State

2017 Gross Premiums Written		
State	**GPW ($M)**	**% of Tot.**
Louisiana	$49.3	67.9%
Texas	$17.7	24.3%
Florida	$5.7	7.8%
Total	**$72.7**	**$1.0**



Louisiana
$49.3M
Texas
$17.7M
Florida
$5.7M

1) Based on consolidated entities to be acquired by FedNat, which excludes the holding company and PIH Re, LTD.; financials presented in $000s
2) Excludes losses from weather related events with greater than $2.5 million in gross loss

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Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com